UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
_______________________________________________________
FORM 8-K
_______________________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 8, 2024
_______________________________________________________

Peloton Interactive, Inc.
(Exact name of Registrant as Specified in Its Charter)
_______________________________________________________

Delaware	001-39058	47-3533761
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

441 Ninth Avenue, Sixth Floor New York, New York		10001
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s Telephone Number, Including Area Code: (929) 567-0006

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
_______________________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Class A Common Stock, $0.000025 par value per share	PTON	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.☐

Item 8.01.    Other Events.

On December 13, 2023, Plaintiff Eric Gilbert (“Plaintiff”), on behalf of himself and all similarly situated stockholders of Peloton Interactive, Inc. (“Peloton”), filed a putative class action complaint styled Eric Gilbert v. Karen Boone, et al., C.A. No. 2023-1246-KSJM (Del. Ch.) (the “Action”), against Peloton and certain of its current and former directors (collectively, “Defendants”) alleging breaches of fiduciary duty in connection with the approval, adoption, and maintenance of certain provisions in Peloton’s Amended and Restated Bylaws, effective April 21, 2020 (the “Bylaws”). Defendants deny that any breach of fiduciary duties or other wrongful conduct occurred. On April 4, 2024, Peloton’s Board of Directors approved an amendment and restatement of the Bylaws (the “Second Amended and Restated Bylaws”). Among other things, the Second Amended and Restated Bylaws amended the bylaws challenged by Plaintiff and mooted Plaintiff’s claims. The Second Amended and Restated Bylaws were included as an exhibit to a Form 8-K filed by Peloton with the U.S. Securities and Exchange Commission on April 8, 2024. On April 23, 2024, the Court entered an Order dismissing the Action with prejudice as to Plaintiff and without prejudice as to any actual or potential claims of any other members of the putative class, retaining jurisdiction solely for the purpose of determining Plaintiff’s counsel’s application for attorneys’ fees and reimbursement of expenses (the “Fee Application”). To avoid the time and expense of continued litigation and without any admissions, the parties agreed to resolve the Fee Application in exchange for a payment by Peloton of $125,000 to Plaintiff’s counsel. On November 1, 2024, the Court entered an order closing the Action, subject to Peloton filing an affidavit with the Court confirming that this notice has been issued. In entering the order, the Court was not asked to review, and did not pass judgment on, the payment of the attorneys’ fees and expenses or their reasonableness.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PELOTON INTERACTIVE, INC.

Date: November 8, 2024	By:	/s/ Tammy Albarran
Tammy Albarran
Chief Legal Officer